Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
9. Income Taxes
For the three and nine months ended September 30, 2020 and 2019, the Company recorded no income tax benefits for the net operating losses incurred or for the research and development tax credits generated in each period, due to its uncertainty of realizing a benefit from those items. All of the Company’s operating losses since inception have been generated in the United States.

11. Income Taxes
For the years ended December 31, 2018 and 2019, the Company recorded no income tax benefits for the net operating losses incurred or for the research and development tax credits generated in each period, due to its uncertainty of realizing a benefit from those items. All of the Company’s operating losses since inception have been generated in the United States.
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	YEAR ENDED DECEMBER 31,
	2018	2019
Federal statutory income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal benefit	(6.4)	(6.4)
Federal and state research and development tax credits	(9.9)	(8.0)
Other	0.4	0.3
Change in deferred tax asset valuation allowance	36.9	35.1

Effective income tax rate	0.0%	0.0%

The Company’s net deferred tax assets consisted of the following (in thousands):

	DECEMBER 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$9,598	$9,082
Research and development tax credit carryforwards	3,763	6,368
Deferred revenue	526	9,895
Deferred expenses	433	—
Operating lease liabilities	—	11,590
Stock-based compensation and other accrued expenses	180	603
Other	92	286

Total deferred tax assets	14,592	37,824

Deferred tax liabilities:
Depreciation	(541)	(703)
Operating lease right-of-use assets	—	(11,785)

Total deferred tax liabilities	(541)	(12,488)

Valuation allowance	(14,051)	(25,336)

Net deferred tax assets	$—	$—

As of December 31, 2019, the Company had U.S. federal net operating loss (“NOL”) carryforwards of $33.3 million, which may be available to offset future taxable income, of which $11.7 million begin to expire in 2035 and of which $21.6 million do not expire but are (for taxable years beginning after December 31, 2020) generally limited in their usage to an annual deduction equal to 80% of annual taxable income. In addition, as of December 31, 2019, the Company had state net operating loss carryforwards of $33.1 million, which may be available to offset future taxable income and begin to expire in 2035. As of December 31, 2019, the Company also had U.S. federal and state research and development tax credit carryforwards of $4.4 million and $2.5 million, respectively, each of which begin to expire in 2034.
Utilization of the U.S. federal and state NOL carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Sections 382 and 383 of the Internal Revenue Code of 1986, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and research and development tax credit carryforwards that can be utilized annually to offset future taxable income or tax liabilities. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. If a change in control has occurred at any time since the Company’s formation, utilization of its NOLs or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt
rate, which could then be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL carryforwards or research and development tax credit carryforwards before their utilization. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. Until a study is completed by the Company and any limitation is known, no amounts are being presented as an uncertain tax position.
The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of December 31, 2018 and 2019. Management reevaluates the positive and negative evidence at each reporting period.
For the years ended December 31, 2018 and 2019, the valuation allowance increased primarily due to increases in NOL carryforwards and research and development tax credit carryforwards as well as the increase in deferred revenue in 2019, and was as follows (in thousands):

	YEAR ENDED DECEMBER 31,
	2018	2019
Valuation allowance at beginning of year	$(6,953)	$(14,051)
Increases recorded to income tax provision	(7,098)	(11,285)

Valuation allowance at end of year	$(14,051)	$(25,336)

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was signed into United States law. The Tax Act made broad and complex changes to the Internal Revenue Code of 1986, which include, but are not limited to, (i) the reduction in the federal corporate income tax rate from a top marginal tax rate of 35% to a flat rate of 21%, effective as of January 1, 2018; (ii) the limitation of the deduction for net operating losses to 80% of annual taxable income and elimination of net operating loss carrybacks, in each case, for losses arising in taxable years beginning after December 31, 2017 (though any such net operating losses may be carried forward indefinitely); and (iii) the limitation of the deduction of certain executive compensation amounts.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was passed by the U.S. Congress and signed into United States law. The CARES Act, among other things, includes certain provisions for individuals and corporations (including a suspension on the application of the 80% limitation described above for taxable years beginning prior to January 1, 2021); however, these benefits did not impact the Company’s income tax provision in the periods presented.
As of December 31, 2018 and 2019, the Company had not recorded any amounts for unrecognized tax benefits. Interest and penalties related to income taxes are recorded as a component of the income tax provision in the consolidated statements of operations and comprehensive loss. As of December 31, 2018 and 2019, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts had been recognized in the consolidated statements of operations and comprehensive loss.
The Company files income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. As of December 31, 2018 and 2019, there were no pending tax examinations. The Company is open to future tax examinations under statute from 2016 to the present; however, carryforward attributes that were generated prior to December 31, 2015 may still be adjusted upon examination by federal, state or local tax authorities if they either have been or will be used in a future period.